Scout Funds
Scout International Fund

Supplement dated April 19, 2012 to the Prospectus dated October 31, 2011

Michael D. Stack has replaced Gary Anderson as a co-portfolio manager for the Scout International Fund (the “Fund”).  There are no other changes to the Fund’s existing portfolio management team.  Therefore, the portfolio managers table in the “INVESTMENT ADVISOR AND PORTFOLIO MANAGERS” section of the Fund Summary on page 11 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Experience Managing the Fund
James L. Moffett	Chief International Strategist of the Advisor and Lead Portfolio Manager of the Fund	Since 1993
Michael P. Fogarty	Co-Portfolio Manager of the Fund	From 2003 to 2007 and from June 2011 to present
Michael D. Stack	Co-Portfolio Manager of the Fund	Assistant Portfolio Manager from February 2006 through December 2007; Co-Portfolio Manager from April 2012 to present

In addition, the Fund’s portfolio manager business experience information under the “PORTFOLIO MANAGERS” section on page 32 of the Prospectus is deleted in its entirety and replaced with the following:

SCOUT INTERNATIONAL FUND

James L. Moffett is the lead portfolio manager of the Scout International Fund. Mr. Moffett has served as the lead portfolio manager of the Fund since 1993. Mr. Moffett is the Advisor’s Chief International Strategist. Mr. Moffett has been with UMB (previously Commercial National Bank) since 1979 and has been employed by the Advisor since May 2001. He is a CFA® charterholder and has over 40 years of investment management experience. Mr. Moffett received his Bachelor of Arts in History from Harvard University and his MBA from Stanford University. Mr. Moffett is a member of the Kansas City CFA Society and the CFA Institute.

Michael P. Fogarty is a co-portfolio manager of the Scout International Fund. Mr. Fogarty previously was an assistant portfolio manager of the Scout International Fund from 2003 through December 2007. Mr. Fogarty is a CFA® charterholder and has more than 23 years of investment experience. Mr. Fogarty is the Advisor’s Director of International Research. He joined UMB and the Advisor in 2002, following previous employment at UniCredit Aton from 2001-2002, Phoenix Networks from 1999-2000, Sterling Grace Capital Management from 1995-1999 and Worldsec International from 1992-1995. He earned his Bachelor of Science in Accounting and Business Administration from the University of Kansas and his MBA from the Olin School of Business at Washington University. Mr. Fogarty is a member of the CFA Institute and Vice-President of the Kansas City CFA Society.

Michael D. Stack is a co-portfolio manager of the Scout International Fund.  Mr. Stack joined UMB and the Advisor in February 2006, following previous employment at Overseas Asset Management (Cayman) LTD from 2002-2004, U.S. Trust Company of New York from 1998-2001 and J&T Securities, Inc. from 1996-1997. Mr. Stack is a CFA® charterholder, a member of the Kansas City CFA Society and the CFA Institute. Mr. Stack earned his Bachelor of Commerce degree from University College Dublin and an MBA in Finance from Columbia Business School in New York. Mr. Stack was an assistant portfolio manager of the Scout International Fund from February 2006 through December 2007.

You should keep this Supplement for future reference.  Additional copies of the Prospectus may be obtained free of charge by calling (800) 996-2862.

Scout Funds
Scout International Fund

Supplement dated April 19, 2012 to the Statement of Additional Information (“SAI”) dated October 31, 2011

Michael D. Stack has replaced Gary Anderson as a co-portfolio manager for the Scout International Fund (the “Fund”).  There are no other changes to the Fund’s existing portfolio management team.  Therefore, the portfolio managers’ Fund ownership information in the “Investments in the Funds” subsection of the “PORTFOLIO MANAGERS” section on page 74 of the SAI is deleted in its entirety and replaced with the following:

Scout International Fund

Name of Portfolio Manager	Dollar Range of Shares Owned
James L. Moffett	$500,001 - $1,000,000
Michael P. Fogarty	$100,001 - $500,000
Michael D. Stack	$50,001 - $100,000

In addition, all references to Mr. Anderson in the SAI with respect to the Fund are hereby deleted.

You should keep this Supplement for future reference.  Additional copies of the SAI may be obtained free of charge by calling (800) 996-2862.